SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 29, 2003

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                             SILICONIX INCORPORATED
             (Exact name of registrant as specified in its charter)





            Delaware                      0-3698                 94-1527868
 (State or other jurisdiction of  (Commission file number)    (I.R.S. employer
  incorporation or organization)                             identification no.)




             2201 Laurelwood Road
             Santa Clara, California                                  95054
    (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (408) 988-8000





         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.       Description
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Exhibit 99.1 Press Release issued by Siliconix incorporated, dated October 29, 2003, announcing third quarter 2003 results.

Item 12. Results of Operations and Financial Condition.

      On October 29, 2003, Siliconix incorporated (the "Company") issued the press release attached hereto as Exhibit 99.1, which is incorporated into this
Item 12 by reference, reporting the financial results of the Company for the quarter ended September 27, 2003.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, Siliconix incorporated has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2003

                                    SILICONIX INCORPORATED


                                    By: /s/ King Owyang
                                       ------------------------------------
                                       King Owyang
                                       President and Chief Executive Officer

                                EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press release issued by the Company dated October 29, 2003, announcing third quarter 2003 results.